EXHIBIT (A)(2)

                             LETTER OF TRANSMITTAL
                       To Tender Shares of Common Stock
                       (Including the Associated Rights)

                                      of

                           Molecular Dynamics, Inc.

                       Pursuant to the Offer to Purchase

                             dated August 14, 1998

                                      of

                             APB Acquisition Corp.

                         a wholly owned subsidiary of

                        Amersham Pharmacia Biotech Inc.

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 THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
         ON FRIDAY, SEPTEMBER 11, 1998, UNLESS THE OFFER IS EXTENDED.
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               To: Harris Trust Company of New York, Depositary

        By Mail:           By Facsimile Transmission:      By Hand/Overnight Delivery:
  Wall Street Station            (212) 701-7636                  Receive Window
     P.O. Box 1023                                              Wall Street Plaza
New York, NY 10268-1023                                    88 Pine Street, 19th Floor
                                                                New York, NY 10005
                            For Information Telephone:
                                 (212) 701-7624

               Delivery of this instrument to an address other than as set forth above or transmission of instructions to a facsimile number other than the ones listed above will not constitute a valid delivery.

               This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase.

               Shareholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. See Instruction 2.

                        DESCRIPTION OF SHARES TENDERED


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   Name(s) and Address(es) of Registered Holder(s)                              Shares Tendered
             (Please fill in, if blank)                              (Attach additional list if necessary)
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                                                                             Total Number of Shares       Number of
                                                           Certificate           Represented by             Shares
                                                           Number(s)*           Certificate(s)*           Tendered**
                                                         ------------------------------------------------------------

                                                         ------------------------------------------------------------

                                                         ------------------------------------------------------------

                                                         ------------------------------------------------------------
                                                          Total Shares
---------------------------------------------------------------------------------------------------------------------

---------------
*  Need not be completed by stockholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
                                 ---------------------------------------------

    Account No. at The Depository Trust Company
                                               -------------------------------

    Transaction Code No.
                        ------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Tendering Stockholder(s)
                                       ---------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                      ------------------------

    Name of Institution which Guaranteed Delivery
                                                 -----------------------------

    If delivery is by book-entry transfer:

       Name of Tendering Institution
                                    ------------------------------------------

    Account No. at The Depository Trust Company
                                               -------------------------------

    Transaction Code No.
                        ------------------------------------------------------

                            -----------------------


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

               The undersigned hereby tenders to APB Acquisition Corp., a Delaware corporation (the "Purchaser") and a wholly-owned subsidiary of Amersham Pharmacia Biotech Inc., the above-described shares of common stock, $.01 par value (the "Common Stock"), including the associated Rights (as defined in the Merger Agreement) to purchase Series A Junior Participating Preferred Stock (the Common Stock and the Rights are referred to herein collectively as the "Shares"), of Molecular Dynamics, Inc., a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Shares at a price of $20.50 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 14, 1998, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer.

               Upon the terms and subject to the terms and conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after August 9,
1998) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(a) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (b) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

               The undersigned hereby irrevocably appoints William J. Sulinski and David J. M. Dally and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after August 9, 1998), at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

               The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after August 9, 1998) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

               All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

               The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

               Unless otherwise indicated under "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.



            SPECIAL PAYMENT INSTRUCTIONS                                   SPECIAL DELIVERY INSTRUCTIONS

           (See Instructions 6, 7 and 8)                                   (See Instructions 6, 7 and 8)

  To be completed ONLY if the check for the Purchase            To be completed ONLY if the check for the Purchase
Price of Shares purchased (less the amount of any               Price of Shares purchased (less the amount of any
federal income and backup withholding tax required to           federal income and backup withholding tax required to
be withheld) or certificates for Shares not tendered or         be withheld) or certificates for Shares not tendered or
not purchased are to be issued in the name of someone           not purchased are to be mailed to someone other than
other than the undersigned.                                     the undersigned or to the undersigned at an address
                                                                other than that shown below the undersigned's
                                                                signature(s).

Mail   [ ]  check                                               Mail   [ ]   check
       [ ]  certificates to:                                           [ ]   certificates to:
Name                                                            Name
    ------------------------------------------------                 ------------------------------------------------
                (Please Print)                                                       (Please Print)
Address                                                         Address
       ---------------------------------------------                    ---------------------------------------------
                                          (Zip Code)                                                      (Zip Code)

------------------------------------------------------
             (also see Substitute Form W-9 below)


                       SIGN HERE
      (Please complete Substitute Form W-9 below)

------------------------------------------------------

------------------------------------------------------

 Dated_______________________, 1998

 Name(s)
        ----------------------------------------------

------------------------------------------------------
                    (Please Print)

Capactiy (full title)
                     ---------------------------------

Address
   -----------------------------------------------

------------------------------------------------------
                  (Include Zip Code)

Area Code and Telephone Number
                              ------------------------

(Must be signed by registered holders(s) exactly as names(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holders(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see
Instruction 5.)

            Guarantee of Signatures(s)
    (If required; see Insturctions 1 and 5)

Name of Firm
            ------------------------------------------

Authorized Signature
                    ----------------------------------

Dated ___________________________________, 1998


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SUBSTITUTE                 Part I Taxpayer Identification No. -- For All Accounts                     Part II For Payees Exempt
FORM W-9                   ---------------------------------------------------------------------------        From Backup With-
Department of the Treasury Enter your taxpayer identification number in the                                   holding (see
                           appropriate box.  For most individuals and sole     -----------------------        enclosed Guidelines)
                           proprietors, this is your Social Security Number.   Social Security
                           For other entities, it is your Employer                Number
                           Identification Number.  If you do not have a number,
                           see "How to Obtain a TIN" in the enclosed Guidelines        OR
                           Note:  If the account is in more than one name, see
                           the cart on page 2 of the enclosed Guidelines to
                           determine what number to enter.                     -----------------------
                                                                               Employee Identification
                                                                                  Number
-----------------------------------------------------------------------------------------------------------------------------------
Certification -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me)
    and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
    Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number;

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) Any information provided on this form is true, correct and complete.
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SIGNATURE                                                                   DATE                                    , 1998
         -----------------------------------------------------------------      ------------------------------------
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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE
OFFER.  PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL
DETAILS.


                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

          1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a recognized Medallion Program approved by The Securities Transfer Associations, Inc. (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

          2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Shareholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary by the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") National Market System trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

               The method of delivery of Shares and all other required documents is at the option and risk of the tendering shareholder. If certificates for Shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended.

               No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

          3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

          4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

          5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

               If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

               If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

               If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

               If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

               If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

          6. Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

          7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such shareholder may designate under "Special Payment Instructions". If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

          8. Substitute Form W-9. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such shareholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

               Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          9. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below.



                    The Information Manager for the Offer is:

                                    GEORGESON
                                 & COMPANY INC.
                                 --------------

                                Wall Street Plaza
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 440-9800

                    All Others Call Toll-Free: (800) 223-2064


                      The Dealer Manager for the Offer is:

                           MORGAN STANLEY DEAN WITTER

                        Morgan Stanley & Co. Incorporated
                                  1585 Broadway
                            New York, New York 10036
                                 (212) 761-4308
                                 (call collect)




          GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                       NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of                        Give the
account:                                SOCIAL SECURITY
                                        number of --

-------------------------------------------------------------------

1.  An individual's                     The individual
    account

2.  Two or more                         The actual owner of the
    individuals (joint                  account or, if combined
    account)                            funds, any one of the
                                        individuals(1)

3.  Husband and wife                    The actual owner of the
    (joint account)                     account or, if joint
                                        funds, either person(1)
4.  Custodian account of                The minor(2)
    a minor (Uniform
    Gift to Minors Act)

5.  Adult and minor                     The adult or, if the
    (joint account)                     minor is the only
                                        contributor, the minor(1)

6.  Account in the name                 The ward, minor, or
    of guardian or                      incompetent person(3)
    committee for a
    designated ward,
    minor, or
    incompetent person

7.  a. The usual                        The grantor-trustee(1)
       revocable savings
       trust account
       (grantor is also
       trustee)

    b. So-called trust                  The actual owner(1)
       account that is not
       a legal or valid
       trust under State
       law


For this type of                        Give the
account:                                EMPLOYER
                                        IDENTIFICATION
                                        number of --

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8.  Sole proprietorship                 The owner(4)
    account

9.  A valid trust, estate,              Legal entity (Do not
    or pension trust                    furnish the identifying
                                        number of the personal
                                        representative or trustee
                                        unless the legal entity
                                        itself is not designated in
                                        the account title.)(5)

10. Corporate account                   The corporation

11. Religious,                          The organization
    charitable, or
    educational
    organization
    account

12. Partnership held in                 The partnership
    the name of the
    business

13. Association, club or                The organization
    other tax-exempt
    organization

14. A broker or                         The broker or nominee
    registered nominee

15. Account with the                    The public entity
    Department of
    Agriculture in the
    name of a public
    entity (such public
    entity as a State or
    local governmental,
    school district or
    prison) that receives
    agricultural
    program payments.


------------
(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

          GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                       NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5. Application for a Social Security Number Card, or Form SS-4 Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

o A corporation.

o A financial institution.

o An organization exempt from tax under section 501(a), or an individual retirement plan.

o The United States or any agency or instrumentality thereof.

o A State, The District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

o An international organization or any agency or instrumentality thereof.

o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

o A real estate investment trust.

o A common trust fund operated by a bank under section 584(a).

o An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

o An entity registered at all times under the Investment Company Act of 1940.

o A foreign central bank of issue.

      Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

o Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one non-resident partner.

o Payments of patronage dividends where the amount renewed is not paid in money.

o Payments made by certain foreign organizations.

o Payments made to a nominee.

      Payments of interest not generally subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

o Payments described in section 6049(b)(5) to non-resident aliens.

o Payments on tax-free covenant bonds under section 1451.

o Payments made by certain foreign organizations.

o Payments made to a nominee.

      Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

      Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

      Privacy Act Notice -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Criminal Penalty for Falsifying Information - Falsifying certification or affirmations may subject you to criminal penalties including fines and or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.